                            CONSULTING FEE AGREEMENT

        Agreement dated April 26,2001, covering the period from November 2000 to the present, by and among American Communications Enterprises, Inc., a Nevada corporation whose principal place of business is located at 355 Interstate Boulevard, Sarasota,
Florida, 34240 (the "Company"), and Vikki C. Cook, a Florida resident, whose principal place of business is located at 7701 Iguana Drive, Sarasota, Florida, 34241 (the "Consultant").

                             BACKGROUND INFORMATION

        The Company desires to retain the services of the Consultant to provide consulting services to the Company and the Consultant desires to provide such services upon the terms and conditions set forth herein in accordance with the Company's 2001 stock plan. Accordingly, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

                              OPERATIVE PROVISIONS

        1.      Consultant and Acquisition Services. Subject to the terms and conditions of this Agreement, the Consultant shall provide consulting services to the Company in connection with its various business affairs including acquisitions. The Consultant has no minimum or maximum time limits in performing its duties hereunder. The Consultant is required to assist the Company on an as-needed basis including but not limited to the following areas:

        Accounting & Administrative Services
        Facilities
        Raising of Line of Credit Commitment/Debt
        Negotiation Services

        2.      Compensation. The Company shall pay the Consultant on a fair market value basis, payable in stock, determined based on the services performed.

        3.      Expenses. The Company shall reimburse the Consultant for all ordinary and necessary out-of-pocket expenses incurred on behalf of the Company. The Consultant shall furnish such receipts or other evidence of payment of such expenses as may be reasonably necessary to substantiate the same.

        4.      Confidential Information. The Consultant acknowledges that in the course of performance of this Agreement, it will have access to and will acquire
Confidential Information (as hereinafter described) concerning the Company, its

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business and operations. The Consultant agrees that it will not disclose any Confidential
Information to third parties or use any Confidential Information for any purpose other than the performance of this Agreement except as disclosure may be necessary or appropriate in the course of performing this Agreement and except for disclosures made to affiliated companies and all necessary Officers, Directors, Employees and
Advisors. The term "Confidential Information" shall include all information relating to the business of the Company and all processes, services and other activities engaged in by the Company during the term of this Agreement; provided, however, that the term "Confidential Information" shall not include any information which at the time of disclosure to the Consultant is in the public domain, or which subsequently becomes a part of the public domain by publication or otherwise through no fault of the Consultant, or which the Consultant can show was in its possession or in the possession of any of its employees at or prior to the time of disclosure, or which is subsequently disclosed to the Consultant or its employees by a third party not in violation of any rights or obligations owed by such third party to the Company.

        5.      Indemnification. Each party to this Agreement (hereinafter an "Indemnifying
Party") hereby agrees to indemnify each of the other parties to this Agreement (hereinafter an "Indemnified Party") for and hold the Indemnified Party harmless against the following: (a) any and all loss, liability or damage resulting from any breach or non-fulfillment of any agreement or obligation of the Indemnifying Party under this
Agreement; and (b) any and all actions, suits, proceedings, damages, assessments, judgements, settlements, costs and expenses, including reasonable attorneys' fees, incurred by the Indemnified Party as a result of the failure or refusal of the Indemnifying
Party to defend any claim incident to or otherwise honor the foregoing provisions after having been given notice of and an opportunity to do so.

        If any claim or liability shall be asserted against an Indemnified Party which would give rise to a claim by the Indemnified Party against an Indemnifying
Party for indemnification under the provisions of this Paragraph 5, the Indemnified
Party shall promptly notify the Indemnifying Party in writing of the same and, subject to the prior approval of the Indemnified Party, which approval shall not be unreasonably withheld, the Indemnifying Party shall be entitled at its own expense to compromise or defend any such claim. The Indemnifying Party shall keep the Indemnified Party informed of developments with respect to such claim, including any litigation, and the Indemnified Party shall not compromise or settle any action, claim, demand or litigation without the prior written consent of the Indemnifying Party, in breach of which the Indemnified Party shall have no right to indemnification under this
Agreement in respect of such compromise or settlement.

        6.      Term; Termination. This Agreement shall remain in effect unless and until terminated as hereinafter provided. This Agreement may be terminated (a) by the Consultant with cause upon forty-five (45) days notice in writing to the Company;
and (b) by the Company with cause upon forty-five (45) days notice in writing to

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the Consultant if the Consultant fails to perform its obligations under this Agreement and shall fail to cure such default prior to the effective date of termination.

        7.      Independent Contractor. The Company and the Consultant agree that the Consultant is an independent contractor under the terms and conditions of this
Agreement and shall not be deemed to be the Company's agent for any purpose whatsoever and is not granted any right or authority under this Agreement to assume or create any obligation or liability, whether expressed or implied, absolute or contingent, on the Company's behalf, or to bind the Company in any manner.

        8.      Miscellaneous Provisions

                8.1     Notices: All notices or other communications required or
permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United
States by certified or registered mail, or sent by prepaid telegram to the applicable addresses appearing in the preamble to this Agreement, or to such other address as a party may have designated by like notice forwarded to the other parties hereto.
All notices, except notices of change of address, shall be deemed given when mailed or hand delivered and notices of change of address shall be deemed given when received.

                8.2     Binding Agreement; Non-Assignability: Each of the provisions and agreements herein contained shall be binding upon and inure to the benefit of the personal representatives, heirs, devisees, successors and permitted assigns of the respective parties hereto, however none of the rights or obligations attaching to any party shall be assignable, without the express written consent of the non-assigning party.

                8.3     Entire Agreement: This Agreement, and the other documents
referenced herein, constitute the entire understanding of the parties hereto with respect to the subject matter hereof, and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each of the parties hereto.

                8.4     Severability: Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

                8.5     Headings: The headings of this Agreement are inserted
for convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extent or intent hereof.

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                8.6     Counterparts: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                8.7     Application of Florida Law: This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida. Venue for all purposes shall be deemed to lie within
Sarasota County, Florida.

                8.8     Legal Fees and Costs: If a legal action is initiated by
any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each successful party or his assigns, or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of and shall be paid or reimbursed by the unsuccessful party.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement the day and year first written above.

                                        Consultant

                                        By: /s/ Vikki C. Cook
                                            Vikki C. Cook

                                        American Communications Enterprises, Inc.

                                        By: ___________________________________